SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2003

BOSTON LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-6533	87-0277826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Newbury Street, 5th Floor, Boston, Massachusetts,     02116

(Address of principal executive offices)                                    (Zip Code)

Registrant’s telephone number: (617) 425-0200

Item 5.    Other Events

On September 12, 2003, Boston Life Sciences, Inc. provided an update at its quarterly conference call on its continuing discussions with the U.S. Food and Drug Administration (FDA) relating to the Agency’s response to BLSI’s request for a Special Protocol Assessment (SPA). The Company filed the SPA in connection with its plan to conduct an additional Phase III trial for its radioimaging agent, ALTROPANE®, as an aid in the diagnosis of Parkinsonian syndromes. The Company’s decision to submit an SPA request, announced on June 16, 2003, followed communications with the FDA concerning additional clinical testing and information necessary for marketing clearance of ALTROPANE. The Company’s press releases announcing these developments are filed as an exhibit to this report

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits:

99.1	Press Release issued by the Company on September 12, 2003.

99.2	Press Release issued by the Company on June 16, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON LIFE SCIENCES, INC.

Date: September 19, 2003	By:	/s/ ROBERT J. ROSENTHAL
Robert J. Rosenthal President and Chief Executive Officer

EXHIBIT INDEX

The following designated exhibits are incorporated by reference or filed with this report, as indicated:

99.1	Press Release issued by the Company on September 12, 2003.

99.2	Press Release issued by the Company on June 16, 2003.